As filed with the Securities and Exchange Commission on January 6, 2025
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21421
NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Real Estate Securities Income Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant's telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
(a) Following is a copy of the annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Real Estate Securities
Income Fund Inc.

Annual Report
October 31, 2024

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2024 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter
Dear Stockholder,
I am pleased to present this annual report for Neuberger Berman Real Estate Securities Income Fund Inc. (the Fund) for the 12 months ended October 31, 2024 (the reporting period). The report includes a portfolio commentary, a listing of the Fund’s investments and its audited financial statements for the reporting period.
The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies. Our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate company securities that we believe are attractively priced relative to both their historical growth rates and the valuation of other property sectors.
Thank you for your confidence in the Fund. We will continue to do our best to retain your trust in the years to come.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Real Estate Securities Income Fund Inc.

Neuberger Berman Real Estate Securities Income Fund Inc. Portfolio Commentary (Unaudited)

Neuberger Berman Real Estate Securities Income Fund Inc. (the Fund) generated a 45.28% total return on a net asset value (NAV) basis for the 12 months ended October 31, 2024 (the reporting period), outperforming its benchmark, the FTSE Nareit All Equity REITs Index (the Index), which posted a 34.09% total return for the same period. (Fund performance on a market price basis is provided in the table immediately following this commentary.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) contributed positively to the Fund’s performance during the reporting period.
Equity markets performed well, despite increased volatility over the reporting period, driven by geopolitical tensions and economic uncertainties. Mega-cap growth stocks remained in focus due in part to ongoing optimism around artificial intelligence, but their gains were more recently tempered by concerns over capital requirements, profitability timelines, supply chain issues and power access. Controlled yet persistent inflation may keep interest rates higher for longer, potentially affecting economic growth in the coming quarters. All told, the S&P 500® Index returned 38.02% during the reporting period. Real estate investment trusts (REITs), as measured by the Index, rose by 34.09% over the reporting period but underperformed the broader stock market.
On average, the Fund had a roughly 33% allocation to REIT preferred shares during the reporting period. We invested in REIT preferred shares to pursue the Fund’s dual objective of income generation and price appreciation. This was detractive from relative performance as preferred shares, as measured by the FTSE Nareit Preferred Stock Index, returned 29.24% during the reporting period, lagging the Index.
Sector allocation was additive for performance whereas stock selection detracted from relative results. From a stock selection perspective, holdings in the Health Care, Diversified, and Lodging/Resorts sectors were all additive to performance. On the downside, holdings in the Office, Self Storage, and Free Standing sectors detracted the most from relative returns. In terms of sector positioning, an underweight to Industrial and an overweight to Office versus the Index were beneficial for relative performance. Conversely, overweights to Mortgage Commercial Financing (not in the Index) and Diversified were the largest headwinds for results.
We believe broad pressure on growth will result in greater attention to valuations, earnings quality, and strength in business fundamentals. Given more than two calendar years of underperformance of REITs vs. the broader equity market, as measured by the S&P 500, low leverage, and a stronger dividend profile, in our view REITs offer more relative value, should growth broadly disappoint. We anticipate continued volatility driven by the macro-economic environment, changing interest rate expectations, geopolitical risks, and the outcome of the U.S. presidential election. While lower rates are a positive for REITs, we believe that the lack of interest rate stability is currently a hindrance to deal activity. As interest rates stabilize, we believe this should benefit commercial real estate transaction activity and that it has historically provided opportunities for well capitalized REITs.
We remain focused on what we believe are REITs with low leverage, diverse demand drivers, better fundamentals than peers, and visibility into earnings profiles. In our view, experienced REITs with good performance and robust balance sheets should be able to cement their market leadership positions.
Sincerely,
Steve Shigekawa and Brian Jones
Portfolio Co-Managers
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

Real Estate Securities Income Fund Inc. (Unaudited)

TICKER SYMBOL
Real Estate Securities Income Fund Inc.	NRO

SECTOR ALLOCATION
(as a % of Total Investments*)
Apartments	7.1%
Data Centers	4.9
Diversified	3.0
Free Standing	3.1
Gaming	2.1
Health Care	10.1
Industrial	4.7
Lodging/Resorts	4.4
Manufactured Homes	3.1
Mortgage Commercial Financing	3.8
Mortgage Home Financing	2.7
Office	8.4
Regional Malls	5.1
Self Storage	9.4
Shopping Centers	7.8
Single Family Homes	3.0
Specialty	3.5
Telecommunications	13.2
Short-Term Investments	0.6
Total	100.0%

*	Does not include the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 10/31/2024
		1 Year	5 Years	10 Years	Life of Fund
At NAV[1]
Real Estate Securities Income Fund Inc.	10/28/2003	45.28%	2.06%	5.18%	4.60%
At Market Price[2]
Real Estate Securities Income Fund Inc.	10/28/2003	68.14%	3.18%	6.88%	4.38%
Index
FTSE Nareit All Equity REITs Index[3]		34.09%	4.09%	6.72%	8.81%
Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/cef-performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.
The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not waived a portion of its investment management fees during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

Real Estate Securities Income Fund Inc. (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

30,000
25,000
20,000
15,000
10,000
5,000
0
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

	Value as of 10/31/24
Real Estate Securities Income Fund Inc. shares of common stock at NAV	$16,564
Real Estate Securities Income Fund Inc. shares of common stock at Market Price	$19,443
FTSE Nareit All Equity REITs Index	$19,158

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The graph is based on the Fund’s shares of common stock both at net asset value (NAV) and at market price. The Fund’s common stock may trade at market prices above or below NAV per share (see Performance Highlights chart). The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any, at prices obtained under the Fund’s Distribution Reinvestment Plan. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of Fund shares. Results represent past performance and do not indicate future results.
Impact of the Fund’s Distribution Policy
The Fund has a practice of seeking to maintain a relatively stable level of distributions to common stockholders. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s NAV. Management believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and its premium/discount to the Fund’s NAV per share. During the 12-month period ended October 31, 2024, the Fund made distributions to common stockholders totaling $0.37 per share, of which $0.26 will be treated as a return of capital for tax purposes.

Endnotes (Unaudited)

1	Returns based on the NAV of the Fund.
2	Returns based on the market price of shares of the Fund’s common stock on the NYSE American.
3
The FTSE Nareit All Equity REITs Index is a free float-adjusted, market capitalization-weighted index that tracks the performance of U.S. equity real estate investment trusts (REITs) that are listed on the New York
Stock Exchange or NASDAQ. Equity REITs include all tax qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBIA and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the index and generally does not invest in all securities included in the index.

For more complete information on Neuberger Berman Real Estate Securities Income Fund Inc., call Neuberger Berman Investment Advisers LLC at (877) 461-1899, or visit our website at www.nb.com.

Legend October 31, 2024 (Unaudited)
Neuberger Berman Real Estate Securities Income Fund Inc.
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC
Reference Rate Benchmarks:
LIBOR	= London Interbank Offered Rate
SOFR	= Secured Overnight Financing Rate

Schedule of Investments Real Estate Securities Income Fund Inc.^  October 31, 2024

Number of Shares		Value
Common Stocks 84.6%
Apartments 9.0%
27,506	AvalonBay Communities, Inc.	$6,095,605
45,490	Camden Property Trust	5,267,287
124,664	UDR, Inc.	5,259,574
		16,622,466
Data Centers 4.5%
30,507	Digital Realty Trust, Inc.	5,437,263 (a)
3,288	Equinix, Inc.	2,985,767 (a)
		8,423,030
Free Standing 2.1%
64,923	Realty Income Corp.	3,854,479 (a)
Gaming 2.7%
45,945	Gaming & Leisure Properties, Inc.	2,305,980
85,890	VICI Properties, Inc.	2,727,866
		5,033,846
Health Care 12.9%
138,300	American Healthcare REIT, Inc.	3,678,780
151,532	Omega Healthcare Investors, Inc.	6,435,564 (a)
100,236	Ventas, Inc.	6,564,455 (a)
53,227	Welltower, Inc.	7,179,258 (a)
		23,858,057
Industrial 6.0%
79,003	Prologis, Inc.	8,922,599 (a)
60,533	STAG Industrial, Inc.	2,256,670 (a)
		11,179,269
Manufactured Homes 3.5%
30,096	Equity LifeStyle Properties, Inc.	2,110,331
33,320	Sun Communities, Inc.	4,420,898 (a)
		6,531,229
Mortgage Commercial Financing 4.5%
182,043	Blackstone Mortgage Trust, Inc. Class A	3,315,003 (a)
252,347	Starwood Property Trust, Inc.	4,981,330 (a)
		8,296,333
Mortgage Home Financing 3.4%
308,541	AGNC Investment Corp.	2,872,517
182,510	Annaly Capital Management, Inc.	3,469,515 (a)
		6,342,032
Office 3.6%
30,583	BXP, Inc.	2,463,767
123,776	Highwoods Properties, Inc.	4,151,447 (a)
		6,615,214
Regional Malls 6.4%
70,568	Simon Property Group, Inc.	11,934,460 (a)
See Notes to Financial Statements

Schedule of Investments Real Estate Securities Income Fund Inc.^  (cont’d)
Number of Shares		Value
Self Storage 4.8%
27,304	Public Storage	$8,984,654 (a)
Shopping Centers 4.8%
255,692	Kimco Realty Corp.	6,065,014 (a)
179,663	Retail Opportunity Investments Corp.	2,784,777
		8,849,791
Single Family Homes 1.4%
81,395	Invitation Homes, Inc.	2,556,617
Specialty 4.1%
60,713	Iron Mountain, Inc.	7,512,019 (a)
Telecommunications 10.9%
56,976	American Tower Corp.	12,166,655 (a)
74,315	Crown Castle, Inc.	7,988,119 (a)
		20,154,774

Total Common Stocks (Cost $132,811,671)		156,748,270
Preferred Stocks(b) 40.9%
Data Centers 1.6%
38,326	Digital Realty Trust, Inc., Series K, 5.85%	961,216
89,449	Digital Realty Trust, Inc., Series L, 5.20%	2,100,263 (a)
		3,061,479
Diversified 2.5%
93,000	Armada Hoffler Properties, Inc., Series A, 6.75%	2,247,810 (a)
80,155	Gladstone Commercial Corp., Series G, 6.00%	1,771,425
29,000	Global Net Lease, Inc., Series A, 7.25%	660,620
		4,679,855
Free Standing 2.0%
184,350	Agree Realty Corp., Series A, 4.25%	3,637,225 (a)
Lodging/Resorts 5.5%
116,869	Ashford Hospitality Trust, Inc., Series G, 7.38%	1,684,082 (a)
186,500	Chatham Lodging Trust, Series A, 6.63%	4,382,750
21,350	DiamondRock Hospitality Co., Series A, 8.25%	554,033 (a)
33,179	Pebblebrook Hotel Trust, Series G, 6.38%	756,149
55,420	Summit Hotel Properties, Inc., Series E, 6.25%	1,163,266 (a)
36,990	Summit Hotel Properties, Inc., Series F, 5.88%	778,639
30,000	Sunstone Hotel Investors, Inc., Series H, 6.13%	690,000
12,400	Sunstone Hotel Investors, Inc., Series I, 5.70%	269,328
		10,278,247
Manufactured Homes 0.4%
32,673	UMH Properties, Inc., Series D, 6.38%	787,093
Mortgage Commercial Financing 0.4%
30,000	KKR Real Estate Finance Trust, Inc., Series A, 6.50%	652,500 (a)
Office 7.1%
6,000	Highwoods Properties, Inc., Series A, 8.63%	6,363,418
See Notes to Financial Statements

Schedule of Investments Real Estate Securities Income Fund Inc.^  (cont’d)
Number of Shares		Value
Office – cont'd
146,404	Hudson Pacific Properties, Inc., Series C, 4.75%	$2,136,034
14,188	SL Green Realty Corp., Series I, 6.50%	338,668
43,000	Vornado Realty Trust, Series L, 5.40%	805,820
134,100	Vornado Realty Trust, Series M, 5.25%	2,444,643
54,925	Vornado Realty Trust, Series N, 5.25%	1,009,522 (a)
7,143	Vornado Realty Trust, Series O, 4.45%	119,931
		13,218,036
Real Estate Management & Development 0.4%
50,000	Brookfield Property Partners LP, Series A, 5.75%	714,500
Self Storage 7.1%
27,100	National Storage Affiliates Trust, Series A, 6.00%	625,468
31,050	Public Storage, Series H, 5.60%	776,871
29,000	Public Storage, Series I, 4.88%	661,200
33,176	Public Storage, Series J, 4.70%	729,872 (a)
105,000	Public Storage, Series K, 4.75%	2,323,650 (a)
80,793	Public Storage, Series L, 4.63%	1,733,010 (a)
31,700	Public Storage, Series M, 4.13%	623,856 (a)
118,790	Public Storage, Series P, 4.00%	2,221,373 (a)
19,775	Public Storage, Series Q, 3.95%	368,606
154,200	Public Storage, Series S, 4.10%	3,030,030 (a)
		13,093,936
Shopping Centers 5.2%
22,313	Cedar Realty Trust, Inc., Series C, 6.50%	317,960
34,375	CTO Realty Growth, Inc., Series A, 6.38%	840,813
55,600	Federal Realty Investment Trust, Series C, 5.00%	1,251,556
12,369	Kimco Realty Corp., Series L, 5.13%	282,384
49,825	Kimco Realty Corp., Series M, 5.25%	1,146,473 (a)
19,400	Regency Centers Corp., Series A, 6.25%	485,970
123,750	Regency Centers Corp., Series B, 5.88%	3,023,213
50,674	Saul Centers, Inc., Series E, 6.00%	1,183,238 (a)
45,676	SITE Centers Corp., Series A, 6.38%	1,146,924
		9,678,531
Single Family Homes 2.5%
170,720	American Homes 4 Rent, Series G, 5.88%	4,227,027 (a)
13,000	American Homes 4 Rent, Series H, 6.25%	329,030
		4,556,057
Specialty 0.4%
31,908	EPR Properties, Series G, 5.75%	699,104 (a)
Telecommunications 5.8%
263,166	DigitalBridge Group, Inc., Series I, 7.15%	6,650,205 (a)
165,800	DigitalBridge Group, Inc., Series J, 7.13%	4,136,710 (a)
		10,786,915

Total Preferred Stocks (Cost $82,656,493)		75,843,478
See Notes to Financial Statements

Schedule of Investments Real Estate Securities Income Fund Inc.^  (cont’d)
Number of Units		Value
Master Limited Partnerships and Limited Partnerships 0.9%
Real Estate Management & Development 0.9%
90,388	Brookfield Property Preferred LP, 6.25% (Cost $2,259,939)	$1,606,195
Number of Shares

Short-Term Investments 0.7%
Investment Companies 0.7%
1,306,366	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.82%(c) (Cost $1,306,366)	1,306,366
Total Investments 127.1% (Cost $219,034,469)		235,504,309
Liabilities Less Other Assets (27.1)%		(50,186,119)
Net Assets Applicable to Common Stockholders 100.0%		$185,318,190

(a)	All or a portion of this security is pledged with the custodian in connection with the Fund's loans payable outstanding.
(b)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c)	Represents 7-day effective yield as of October 31, 2024.
See Notes to Financial Statements

Schedule of Investments Real Estate Securities Income Fund Inc.^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$156,748,270	$—	$—	$156,748,270
Preferred Stocks
Office	6,854,618	6,363,418	—	13,218,036
Other Preferred Stocks#	62,625,442	—	—	62,625,442
Total Preferred Stocks	69,480,060	6,363,418	—	75,843,478
Master Limited Partnerships and Limited Partnerships#	1,606,195	—	—	1,606,195
Short-Term Investments	—	1,306,366	—	1,306,366
Total Investments	$227,834,525	$7,669,784	$—	$235,504,309

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statement of Assets and Liabilities
Neuberger Berman
Real Estate Securities Income Fund Inc.
October 31, 2024
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$235,504,309
Cash	116,550
Dividends and interest receivable	71,205
Prepaid offering costs (Note A)	350,024
Prepaid expenses and other assets	3,812
Total Assets	236,045,900
Liabilities
Loans payable (Note A)	50,000,000
Distributions payable—common stock	63,775
Payable to investment manager (Note B)	121,514
Payable for securities purchased	183,158
Payable to administrator (Note B)	50,631
Payable to directors	4,225
Interest payable (Note A)	173,106
Other accrued expenses and payables	131,301
Total Liabilities	50,727,710
Net Assets applicable to Common Stockholders	$185,318,190
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$187,641,812
Total distributable earnings/(losses)	(2,323,622)
Net Assets applicable to Common Stockholders	$185,318,190
Shares of Common Stock Outstanding ($0.0001 par value; 999,978,880 shares authorized)	47,505,022
Net Asset Value Per Share of Common Stock Outstanding	$3.90
*Cost of Investments:
(a) Unaffiliated issuers	$219,034,469

See Notes to Financial Statements

Statement of Operations
Neuberger Berman
Real Estate Securities Income Fund Inc.
For the Fiscal Year Ended October 31, 2024
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$10,284,207
Interest and other income—unaffiliated issuers	86,905
Foreign taxes withheld	(3,401)
Total income	$10,367,711
Expenses:
Investment management fees (Note B)	1,312,044
Administration fees (Note B)	546,685
Audit fees	49,730
Custodian and accounting fees	44,815
Insurance	4,946
Legal fees	120,882
Stockholder reports	48,419
Stock exchange listing fees	6,750
Stock transfer agent fees	17,276
Directors' fees and expenses	67,403
Interest	2,327,985
Miscellaneous and other fees	14,415
Total expenses	4,561,350
Net investment income/(loss)	$5,806,361
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	4,793,499
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	50,181,077
Net gain/(loss) on investments	54,974,576
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	$60,780,937
See Notes to Financial Statements

Statements of Changes in Net Assets
Neuberger Berman
	Real Estate Securities Income Fund Inc.
	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2024	October 31, 2023
Increase/(Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$5,806,361	$5,135,122
Net realized gain/(loss) on investments	4,793,499	(4,443,388)
Change in net unrealized appreciation/(depreciation) of investments	50,181,077	(1,931,362)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	60,780,937	(1,239,628)
Distributions to Common Stockholders From (Note A):
Distributable earnings	(5,516,372)	(5,116,490)
Tax return of capital	(12,254,208)	(12,650,964)
Total distributions to Common Stockholders	(17,770,580)	(17,767,454)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	189,406	—
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	43,199,763	(19,007,082)
Net Assets Applicable to Common Stockholders:
Beginning of year	142,118,427	161,125,509
End of year	$185,318,190	$142,118,427
See Notes to Financial Statements

Statement of Cash Flows
Neuberger Berman
Real Estate Securities Income Fund Inc.
For the Fiscal Year Ended October 31, 2024
Increase/(Decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders resulting from operations	$60,780,937
Adjustments to reconcile net increase in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(39,347,374)
Proceeds from disposition of investment securities	51,120,481
Purchase/sale of short-term investment securities, net	(315,043)
Decrease in dividends and interest receivable	178,214
Increase in prepaid expenses and other assets	(455)
Increase in payable for securities purchased	183,158
Increase in interest payable	33,858
Increase in payable to investment manager	19,491
Increase in payable to directors	858
Increase in payable to administrator	8,121
Increase in other accrued expenses and payables	6,264
Unrealized appreciation on investment securities of unaffiliated issuers	(50,181,077)
Net realized gain from transactions in investment securities of unaffiliated issuers	(4,793,499)
Net cash provided by (used in) operating activities	$17,693,934
Cash flows from financing activities:
Cash distributions paid on common stock	(17,577,384)
Cash receipt from loan borrowings	30,000,000
Cash disbursement of loan repayment	(30,000,000)
Net cash provided by (used in) financing activities	$(17,577,384)
Net increase/(decrease) in cash	116,550
Cash:
Cash, foreign currency and restricted cash, if any, at beginning of year	—
Cash, foreign currency and restricted cash, if any, at end of year	$116,550
Supplemental disclosure
Cash paid for interest	$2,294,127
See Notes to Financial Statements

Notes to Financial Statements Real Estate Securities Income Fund Inc.
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the status of a fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. The Fund is currently a diversified fund. The Fund’s Board of Directors (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in equity securities, master limited partnerships and limited partnerships, and certain preferred stocks, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations. The value of certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
3
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), if any, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the year ended October 31, 2024, was $300,616.
4
Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.
For federal income tax purposes, the estimated cost of investments held at October 31, 2024 was $223,308,330. The estimated gross unrealized appreciation was $38,437,837 and estimated gross unrealized depreciation was $26,241,858 resulting in net unrealized depreciation in value of investments of $12,195,979 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of common stock of the Fund. For the year ended October 31, 2024, the Fund recorded permanent reclassifications primarily related to prior year true up adjustment on real estate investment trusts ("REITs"). For the year ended October 31, 2024, the Fund recorded the following permanent reclassifications:
Paid-in Capital	Total Distributable Earnings/(Losses)
$246,621	$(246,621)
The tax character of distributions paid during the years ended October 31, 2024, and October 31, 2023, was as follows:
Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2024	2023	2024	2023	2024	2023	2024	2023
$5,516,372	$5,116,490	$—	$—	$12,254,208	$12,650,964	$17,770,580	$17,767,454

As of October 31, 2024, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$12,195,979	$(14,455,825)	$(63,776)	$(2,323,622)
The temporary differences between book basis and tax basis distributable earnings are primarily due to timing differences of fund level distributions, losses disallowed and/or recognized on wash sales and tax adjustments related to partnerships and real estate investment trusts ("REITs")..
To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2024, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
Capital Loss Carryforwards
Long-Term	Short-Term
$10,987,485	$3,468,340
During the fiscal year ended October 31, 2024, the Fund had utilized capital loss carryforwards of $5,501,928.
5
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
6
Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the amount and stability of income received from its investments, the availability of capital gains, interest paid on any borrowings and the level of other Fund fees and expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2024 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable monthly distribution paid by the Fund.
The Fund invests a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2024, the Fund estimated these amounts for the period January 1, 2024 to October 31, 2024 within the financial statements because the 2024 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2024, the character of distributions paid to stockholders of the Fund, if any, disclosed within the Statements of Changes in Net Assets was based on estimates made at that time. Based on past experience it is possible that a portion of the Fund’s distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income may be re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund stockholders on IRS Form 1099-DIV.
On October 31, 2024, the Fund declared a monthly distribution to common stockholders in the amount of $0.0312 per share, payable on November 29, 2024 to stockholders of record on November 15, 2024, with an ex-date of November 15, 2024. Subsequent to October 31, 2024, the Fund declared a monthly distribution on November 29, 2024 to common stockholders in the amount of $0.0312 per share, payable on December 31, 2024 to stockholders of record on December 16, 2024, with an ex-date of December 16, 2024.
7
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.
8
Financial leverage: In September 2014, the Fund entered into a $125 million secured, committed five-year credit facility (the "Old Facility") with State Street Bank and Trust Company ("State Street"). In September 2019, the Fund amended and extended the Old Facility and reduced the size to $100 million (the "Current Facility"). Under the Current Facility, in 2019 State Street made a 3-year Term Loan of $30 million due September 2022 and a 5-year Term Loan of $30 million due September 2024 and committed to making revolving LIBOR Loans and Base Rate Loans of up to $40 million. In March 2020, the Fund repaid the $30 million 3-year Term Loan due September 2022. In November 2021, the Fund amended the Current Facility to increase the total commitment amount under the revolving credit facility from $40 million to $70 million. In December 2022, the Fund amended the Current Facility to address the discontinuation of certain LIBOR-based interest rates and provide for the commitment to make revolving SOFR Loans. In September 2024, the Fund repaid the $30 million 5-year Term Loan due September 2024.

Under the Current Facility, interest on SOFR Loans is charged at an adjusted SOFR rate and is payable (i) on the last day of the interest period in effect, (ii) in the event such interest period shall exceed three months, on the last day of each three month interval during such interest period and (iii) the termination date. Interest on Base Rate Loans is charged at a rate equal to the highest of (i) Term SOFR; (ii) the Overnight Bank Funding Rate; and (iii) the federal funds rate as in effect on that day, plus a spread, and is payable (i) with respect to interest accrued during a calendar month, on the fifteenth day of the immediately succeeding calendar month, and (ii) with respect to all accrued and unpaid interest, on the termination date.
During the year ended October 31, 2024, the average principal balance outstanding and average annualized interest rate under the Current Facility were $50,000,000 and 4.40%, respectively. At October 31, 2024, the principal balance outstanding under the Current Facility was $50,000,000.
The Fund pays a commitment fee in arrears based on the unused portion of the revolving commitment amount under the Current Facility. This fee is included in the Interest expense line item that is reflected in the Statement of Operations. Under the terms of the Current Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets.
9
Concentration of risk: Under normal market conditions, the Fund’s investments will be concentrated in income producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value and/or price of the Fund’s common stock may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the stock of a fund not concentrated in the real estate industry.
10
Securities lending: The Fund, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statement of Assets and Liabilities under the caption "Investments in securities, at value-Unaffiliated issuers." The total value of securities received as collateral for securities on loan is included in a footnote following the Schedule of Investments, but is not included within the Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
During the year ended October 31, 2024, the Fund did not participate in securities lending.
11
Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers ("Officers") and directors ("Directors") are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

12
Shelf Registration Statement: The Fund has filed a registration statement with the SEC, which became effective on March 14, 2023, authorizing the Fund to issue up to $150,000,000 of additional shares of common stock through one or more offerings (the "Shelf Registration Statement"). Under the Shelf Registration Statement, the Fund, subject to market conditions, may raise additional equity capital by issuing additional shares of common stock from time to time in varying amounts and by different offering methods. The Fund is not required to issue shares of its common stock pursuant to the Shelf Registration Statement and may choose not to do so. As of October 31, 2024, the Fund has not yet sold any shares of common stock pursuant to the Shelf Registration Statement.
Costs incurred by the Fund in connection with the initial Shelf Registration Statement are recorded as a prepaid asset and included in "Prepaid offering costs" in the Statement of Assets and Liabilities.
Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 0.60% of the Fund's average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage.
The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at an annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
Note C—Securities Transactions:
During the year ended October 31, 2024, there were purchase and sale transactions of long-term securities of $39,412,391 and $48,631,692, respectively.
During the year ended October 31, 2024, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Capital:
Transactions in shares of common stock for the years ended October 31, 2024, and October 31, 2023, were as follows:
For the Year Ended October 31, 2024		For the Year Ended October 31, 2023
Stock Issued on Reinvestment of Dividends and Distributions	Net Increase/ (Decrease) In Common Stock Outstanding	Stock Issued on Reinvestment of Dividends and Distributions	Net Increase/ (Decrease) In Common Stock Outstanding
49,216	49,216	—	—
Note E—Recent Accounting Pronouncements:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has elected to early adopt ASU 2022-03.

In December 2022, the FASB issued Accounting Standards Update No. 2022-06, "Reference Rate Reform (Topic 848)" ("ASU 2022-06"), which is an update to Accounting Standards Update No. 2021-01,"Reference Rate Reform (Topic 848)" ("ASU 2021-01") and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the Fund's financial statements.

Financial Highlights
Real Estate Securities Income Fund Inc.
The following table includes selected data for a share of common stock outstanding throughout each fiscal period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding fiscal period.
	Year Ended October 31,
	2024	2023	2022	2021	2020
Common Stock Net Asset Value, Beginning of Year	$2.99	$3.40	$5.25	$3.89	$5.88
Income/(Loss) From Investment Operations Applicable to Common Stockholders:
Net Investment Income/(Loss)[a]	0.12	0.11	0.09	0.13	0.11
Net Gains or (Losses) on Securities (both realized and unrealized)	1.16	(0.15)	(1.57)	1.62	(1.62)
Total From Investment Operations Applicable to Common Stockholders	1.28	(0.04)	(1.48)	1.75	(1.51)
Less Distributions to Common Stockholders From:
Net Investment Income	(0.11)	(0.10)	(0.12)	(0.15)	(0.15)
Tax Return of Capital	(0.26)	(0.27)	(0.25)	(0.24)	(0.33)
Total Distributions to Common Stockholders	(0.37)	(0.37)	(0.37)	(0.39)	(0.48)
Common Stock Net Asset Value, End of Year	$3.90	$2.99	$3.40	$5.25	$3.89
Common Stock Market Value, End of Year	$3.91	$2.59	$3.36	$5.02	$3.70
Total Return, Common Stock Net Asset Value[b]	45.28%[c]	(0.92)%[c]	(29.49)%	46.70%[c]	(25.65)%
Total Return, Common Stock Market Value[b]	68.14%[c]	(13.15)%[c]	(27.12)%	47.48%[c]	(25.48)%
Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders, End of Year (in millions)	$185.3	$142.1	$161.1	$249.0	$184.5
Ratios are Calculated Using Average Net Assets Applicable to Common Stockholders
Ratio of Gross Expenses[d]	2.70%	3.00%	2.06%	1.69%	2.16%
Ratio of Net Expenses[d]	2.70%	3.00%	2.06%	1.69%	2.16%
Ratio of Net Investment Income/(Loss)	3.44%	3.17%	1.94%	2.61%	2.40%
Portfolio Turnover Rate	18%	7%	27%	22%	21%
Loans Payable (in millions)	$50.0	$50.0	$60.0	$70.0	$45.0
Asset Coverage Per $1,000 of Loans Payable[e]	$4,710	$3,845	$3,687	$4,559	$5,103

See Notes to Financial Highlights

Notes to Financial Highlights Real Estate Securities Income Fund Inc.

a	Calculated based on the average number of shares of common stock outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the
Fund's distribution reinvestment plan. Results represent past performance and do not indicate future results.
Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock, when sold, may be worth more or less than original cost.

c
The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended October 31, 2024. The class action proceeds received in 2023 had no impact on the Fund's total return for the year ended October 31, 2023. Had the Fund not received class action proceeds in 2021, total return based on per share NAV for the year ended October 31, 2021 would have been 45.59%.

d	Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common stockholders were:

Year Ended,October 31
2024	2023	2022	2021	2020
1.38%	1.60%	0.76%	0.48%	0.92%

e
Calculated by subtracting the Fund’s total liabilities (excluding loans payable and accumulated unpaid interest on loans payable) from the Fund’s total assets and dividing by the outstanding loans payable balance.

Report of Independent Registered Public Accounting Firm
To the Stockholders and Board of Directors of
Neuberger Berman Real Estate Securities Income Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund"), including the schedule of investments, as of October 31, 2024 and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2024, the results of its operations and cash flows for the year ended, the changes in net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
December 26, 2024

Fund Investment Objectives, Policies and Risks
Investment Objectives and Policies
The Fund’s primary investment objective is high current income. Capital appreciation is a secondary investment objective for the Fund. These investment objectives are fundamental and cannot be changed without stockholder approval. There is no assurance that the Fund will achieve its investment objectives.
Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by real estate companies, including real estate investment trusts ("REITs"). The Fund defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of real estate companies. The Fund will not change its strategy of normally investing at least 80% of its net assets in securities issued by real estate companies without providing stockholders at least 60 days’ notice.
Under normal market conditions, the Fund invests at least 75% of its total assets in income-producing equity securities issued by REITs. The Fund anticipates that its investments in REITs will consist primarily of equity REITs. The Fund may invest up to 15% of its total assets in any combination of mortgage REITs and hybrid REITs.  An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The Fund may invest in both publicly and privately traded REITs.  When investing in equity securities, the Fund may invest in entities of any market capitalization.
Under normal market conditions, the Fund may invest up to 20% of its total assets in debt securities of any credit quality (including convertible and non-convertible debt securities), such as debt securities issued by real estate companies and U.S. government obligations. The Fund will not invest more than 10% of its total assets in the securities of any one issuer. At least 90% of the Fund’s total assets will be invested in U.S. dollar-denominated securities of issuers located in the United States. The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries.
The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not concentrating in any other industry. This policy cannot be changed without stockholder approval.
The Fund uses leverage to pursue its investment objective. The Fund currently utilizes leverage through a secured credit facility and may borrow money or use a variety of additional strategies to increase funds available for investment. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., preferred shares) up to 50% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.
In connection with the Fund’s use of leverage, the Fund may seek to hedge the interest rate risks associated with leverage through interest rate swaps, caps or other derivative transactions. These transactions involve investment techniques and risks different from those associated with portfolio transactions in securities of real estate companies. There is no assurance that any interest rate hedging transactions, if undertaken, will be successful, and such transactions may adversely affect the Fund’s achievement of its investment objectives.
As part of their fundamental investment analysis the portfolio managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described in this paragraph. While this analysis is inherently subjective and may be informed by both internally generated and third-party metrics, data and other information, the portfolio managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may enhance the Fund’s overall investment process. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents.  The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific "impact" or "sustainable" investment strategy.
Risk Factors
This section contains a discussion of principal risks of investing in the Fund. The net asset value per share ("NAV") and market price of, and distributions paid on, the Fund’s shares of common stock will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objectives or that the Fund’s performance will be positive for any period of time. Each of the following risks, which are described in alphabetical order and not in order of importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations. The Fund may be subject to other risks in addition to those identified below.
Anti-Takeover Provisions Risk. The Fund’s Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. If the Fund were converted to open-end status, the Fund would have to redeem any preferred stock and prepay or repay any borrowings outstanding.  By resolution of the Board, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act.
Below-Investment Grade Quality Securities Risk. Below-investment grade quality debt securities are commonly referred to as "junk bonds." Securities that are below-investment grade quality involve greater risks than investment grade securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities may be less liquid and also may require a greater degree of judgment to establish a price, and may be difficult to sell at the time and price the Fund desires. Below-investment grade securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to repay principal/liquidation preference and pay interest/dividends and carry a greater risk that the issuer of such securities will default in the timely payment of principal/liquidation preference and interest/dividends. Issuers of securities that are in default or have defaulted may fail to resume principal/liquidation preference or interest/dividend payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade securities, and the overreliance on credit ratings may present additional risks.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, which may happen for a number of reasons, such as declining interest rates or changes in credit spreads, the issuer can opt to repay the obligation underlying a "callable security" early. When this occurs, the Fund may have to reinvest the proceeds in an investment offering a lower yield or with a higher risk of default and the Fund may not realize the full anticipated benefit from such investment.
Closed-End Fund Risk. The Fund is a diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. The Fund’s Common Stock may trade at a discount to the Fund’s NAV.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap securities.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.
Distributions Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio.
Dividend Risk. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. Changes in a company’s dividend policies may negatively impact the Fund. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise or fall, the prices of such securities may be impacted. During a broad market advance, securities that pay dividends may not appreciate as much as securities that do not pay dividends.
Foreign Securities Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance,  and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate.  Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions may be compromised and the Fund could incur significant losses.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to Common Stockholders than if the Fund had a low portfolio turnover rate.
Interest Rate Risk. The Fund’s distribution rate and NAV will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Interest Rate Transactions Risk. The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. The Fund’s use of leverage may cause higher volatility for the Fund’s NAV, market price, and distribution rate. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. Leverage is intended to increase common share net income, but there is no assurance that the Fund’s leveraging strategy will be successful or that the use of leverage will result in a higher yield on the Fund’s shares of common stock. Leverage may also increase the Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund, contractual or regulatory limits. The Fund’s use of leverage may increase operating costs, which may reduce total return. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.
Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities and may grow at a slower rate. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, less publicly available information, less stable earnings, and limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile, which at times can be rapid and unpredictable, and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector, during market downturns, by adverse publicity and investor perceptions, by interest rate changes and by government regulation.
Market Premium/Discount Risk. The market price of the Fund’s common shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for shares on the secondary market. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their NAV because the shares trade on the secondary market at market prices and not at NAV. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Common stockholders bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, processing and communications errors, counterparty and third-party disruptions or errors, systems and technology disruptions or failures, use of or integration of artificial intelligence ("AI"), or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality, including those related to critical functions. Cybersecurity incidents can result from deliberate attacks or unintentional events. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of deliberate cybersecurity attacks. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its debt securities. For this reason, preferred securities are subject to greater credit, interest, and liquidation risk than debt securities, and the value of preferred securities will usually react more strongly than debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing or changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks recently began to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Some countries, including the U.S., have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between countries and regions, including the U.S. and China, political or economic dysfunction within some countries or regions, including major producers of commodities, and dramatic changes in commodity and currency prices could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, if the U.S. dollar continues to be strong, it may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Regulators in the U.S. have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not currently known whether any of the proposed regulations will be adopted. However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.
Regulated Investment Company Status. The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to stockholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate stockholders and (ii) for the dividends received deduction ("DRD") in the case of corporate stockholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gain, pay substantial taxes and interest, and make certain distributions.
REITs and Other Real Estate Companies Risk. REITs and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; casualty or condemnation losses; changing social trends regarding working arrangements; or other economic, social, political, or regulatory matters affecting the real estate industry. REITs also are dependent upon the skills and creditworthiness of their managers, subject to heavy cash flow dependency or self-liquidation and generally not diversified. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net investment income and net realized gains under the Internal Revenue Code of 1986, as amended, ("Code") or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REITs and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors or sub-sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Shareholder Activism Risk. Shareholder activism can take many forms, including making public demands that the Fund consider certain alternatives, engaging in public campaigns to attempt to influence the Fund’s governance and/or management, commencing proxy contests in an effort to elect the activists’ representatives or others to the Fund’s Board of Directors or to seek other actions such as a tender offer or Fund liquidation, and commencing litigation. Shareholder activism arises in a variety of situations and has been increasing in the closed-end fund space recently, including litigation challenging closed-end fund defenses. While the Fund is currently not subject to any shareholder activism, due to the potential volatility of the Fund’s common stock market price and for a variety of other reasons, the Fund may in the future become the target of shareholder activism. Shareholder activism could result in substantial costs and divert Management’s and the Fund’s Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist shareholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism. Shareholder activists seek short-term actions that can increase Fund costs per share and be detrimental to other stockholders.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Distribution Reinvestment Plan for the Fund
Equiniti Trust Company, LLC (the "Plan Agent") will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then-current shares of the Fund’s common stock ("Shares") are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.
Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.
Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.
For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.
Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.
The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.
The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.
Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.
The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.
These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.
The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.
Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at P.O. Box 10027, Newark, NJ 07101-3027 or online at https://equiniti.com/us/ast-access/individuals.

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
877.461.1899
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC
48 Wall Street, Floor 23
New York, NY 10005
Shareholder Services 866.227.2136
Plan Agent
Equiniti Trust Company, LLC
P.O. Box 10027
Newark, NJ 07101-3027

Overnight correspondence should be sent to:
Equiniti Trust Company, LLC
55 Challenger Road 2nd Floor
Ridgefield Park, NJ 07660
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers
The following tables set forth information concerning the Directors and Officers of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.
Information about the Board of Directors
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
CLASS I
Independent Directors
Marc Gary (1952)	Director since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, The
Jewish Theological Seminary,
2012 to 2020; formerly,
Executive Vice President and
General Counsel, Fidelity
Investments, 2007 to 2012;
formerly, Executive Vice
President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
50
Director, Jewish Federation
of Atlanta, since 2023;
Director, Israel Policy Forum,
since 2023; Director, JCC of
Westchester, since 2022;
Director, Jewish Democratic
Counsel of America, since
2022; Chair and Director,
USCJ Supporting
Foundation, since 2021;
Director, UJA Federation of
Greater New York, since
2019; Trustee, The Jewish
Theological Seminary, since
2014; Director, Lawyers
Committee for Civil Rights
Under Law (not-for-profit),
since 2005; formerly,
Director, Jewish Federation
of New York, 2017 to 2023;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Martha C. Goss (1949)	Director since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to 1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
50
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), 1987 to 1996
and 2003 to 2019; Trustee
Emerita, Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit), since
2013; formerly,
Non-Executive Chair and
Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly,
Director, Dexter Corp.
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, 1WS Credit Income
Fund, since 2018; Board
Member, American Family
Insurance (a mutual
company, not publicly
traded), since March 2009;
formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
CLASS II
Independent Directors
Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	50
Member of Advisory Board,
Burke Neurological Institute,
since 2021; Parish Councilor,
St. Pius X, since 2021, and
Treasurer, since 2020;
formerly, Director, America
Press, Inc. (not-for-profit
Jesuit publisher), 2015 to
2021; formerly, Director,
Fordham University, 2001 to
2018; formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

Ami G. Kaplan (1960)	Director since 2023	Formerly, Partner, Deloitte LLP, 1982 to 2023, including Vice Chair, 2017 to 2020; formerly, President and Board Chair, Women’s Forum of New York, 2014 to 2016.	50	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Deborah C. McLean (1954)	Director since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	50
Board Member, The
Maritime Aquarium at
Norwalk, since 2020; Board
Member, Norwalk
Community College
Foundation, since 2014;
formerly, Dean’s Advisory
Council, Radcliffe Institute
for Advanced Study, 2014 to
2023; formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

George W. Morriss* (1947)	Director since 2007	Formerly, adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	50
Director and Audit Chair,
1WS Credit Income Fund,
since 2018; Director and
Chair, Thrivent Church Loan
Income Fund, since 2018;
formerly, Trustee, Steben
Alternative Investment
Funds, Steben Select
Multi-Strategy Fund, and
Steben Select Multi-Strategy
Master Fund, 2013 to 2017;
formerly, Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Paul M. Nakasone (1963)	Director since 2024	Formerly, Director, National Security Agency, 2018 to 2024; formerly, Commander, U.S. Cyber Command, 2018-2024.	50	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
CLASS III
Independent Directors
Tom D. Seip (1950)	Director since 2003; Chair of the Board since 2008; Lead Independent Director from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; formerly, Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; formerly, Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Franklyn E. Smith (1961)	Director since 2023	Formerly, Partner, PricewaterhouseCoopers LLP, 1989 to 2021.	50	Director, Zurich American Insurance Company, Zurich American Life Insurance Company and Zurich American Life Insurance Company of New York, since 2023.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Director who is an "Interested Person"
Joseph V. Amato** (1962)	Chief Executive Officer and President since 2018; Director since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA, since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
("LBHI") Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
("LBI"), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, ten
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
50
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The Class I, Class II and Class III Directors shall serve until the Annual Meeting of

Stockholders held in 2027, 2025 and 2026, respectively, and then until each third Annual Meeting of Stockholders thereafter, or until their successors have been duly elected and qualified.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Mr. Morriss will retire from his position as a Director of the Fund effective December 31, 2024.
**
Indicates a Director who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Fund by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Fund
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2003
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President, Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten
registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002); Interim Chief Compliance Officer since 2024
General Counsel, Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel,
2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009
to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-eight registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since 2003
Senior Vice President, Neuberger Berman, since 2023 and Employee since
1999; Senior Vice President, NBIA, since 2023; formerly, Vice President,
Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger
Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary,
twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer, Mutual Funds, and Managing Director, NBIA, since 2015; formerly,
Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President,
NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or
administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
NBIA, since 2007 and Employee since 1993; formerly, Senior Vice
President, Neuberger Berman, 2007 to 2021; formerly, Vice President,
Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to
2005; Treasurer and Principal Financial and Accounting Officer, ten
registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the Bylaws of the Fund, each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Forms N-PORT are available upon request, without charge, by calling 800-877-9700 (toll-free).

Report of Votes of Stockholders
The Annual Meeting of Stockholders was held on October 10, 2024. Stockholders voted to elect three Class l Directors to serve until the Annual Meeting of Stockholders in 2027, or until their successors are elected and qualified. The Class II Directors (which include Michael J. Cosgrove, Ami G. Kaplan, Deborah C. McLean and George W. Morriss) and the Class III Directors (which include Joseph V. Amato, Tom D. Seip and Franklyn E. Smith) continue to hold office until the Annual Meeting of Stockholders in 2025 and 2026, respectively, or until their successors are elected and qualified. In addition, Paul M. Nakasone joined the Board in September 2024.
To elect three Class I Directors to serve until the Annual Meeting of Stockholders in 2027 or until a successor is elected and qualified.
Shares of Common Stock	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Marc Gary	33,305,594	931,329	—	—
Martha C. Goss	33,236,259	1,000,664	—	—
Michael M. Knetter	33,322,087	914,836	—	—

Board Consideration of the Management Agreement
On an annual basis, the Board of Directors (the "Board" or "Directors") of Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund"), including the Directors who are not "interested persons" of the Fund or of Neuberger Berman Investment Advisers LLC (with its affiliates, "Management"), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Directors"), considers whether to continue the Fund’s management agreement with Management (the "Agreement"). Throughout the process, the Independent Fund Directors are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 26, 2024, the Board, including the Independent Fund Directors, approved the continuation of the Agreement for the Fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the Fund and its stockholders; (ii) a comparison of the Fund’s performance, fees and expenses relative to its benchmark, various peers or similar accounts, as applicable; (iii) the costs of the services provided by, and the estimated profit or loss to, Management from its relationships with the Fund; (iv) any apparent or anticipated economies of scale in relation to the services Management provides to the Fund and whether any such economies of scale are shared with Fund stockholders; and (v) any "fall-out" benefits likely to accrue to Management and its affiliates from their relationship with the Fund.
In evaluating the Fund’s Agreement, the Board, including the Independent Fund Directors, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Directors and Independent Counsel, which the Contract Review Committee annually considers and updates.  It also met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to allow Management additional time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that for Independent Fund Directors to consider those responses.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value and common stock market prices, portfolio risk, use of leverage, and information regarding share price premiums and/or discounts. The Board established the Contract Review Committee, which is comprised solely of Independent Fund Directors, to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process.
The Independent Fund Directors received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Directors met with Independent Counsel separately from representatives of Management.
Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder.  In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and Fund stockholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and in connection with the annual contract review.
This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Director may have attributed different weights to the various factors. Additionally, the information and factors considered, and weight placed on any particular information or factor may change over time. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, Fund stockholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, capabilities, and succession plans of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board also considered Management’s long history and experience in managing and operating closed-end funds, such as the Fund, including experience monitoring and assessing discounts and premiums (including the potential impact of distribution rates and yields thereon) and complying with securities exchange requirements.  The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management’s policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management’s use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management.
The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing regulatory initiatives of the U.S. Securities and Exchange Commission and other regulators. In addition, the Board considered that Management has developed a leverage structure for the Fund tailored to its investment strategy and needs, has monitored the Fund’s ongoing compliance with legal and other restrictions associated with its leverage, and has recommended changes in and/or amendments to the amount or structure of its leverage over time, including changes that reduced the overall cost (or limited anticipated increases in the costs) of leverage. The Board also considered the various notable initiatives and projects Management performed in connection with its closed-end fund product line. These initiatives included monitoring an equity shelf program; ongoing services to manage leverage that has become increasingly complex; and continued communication efforts with stockholders.  The Board also considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor to the Fund, for which it is entitled to reasonable compensation. The Board also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, valuation, liquidity, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk.  In addition, the Board noted that when Management launches a new fund, it assumes entrepreneurial risk with respect to that fund.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters.  The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.  In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund and the ability to plan for succession. The Board also noted that Management actively monitors any discount from net asset value per share at which the Fund’s common stock trades and evaluates potential ways to mitigate the discount and potential impacts on the discount, including the level of distributions and resulting distribution rates that the Fund pays both on an absolute basis and relative to its peer funds.  The Board likewise took into account that Management monitors, to the extent information is publicly available, events that may disrupt the Fund’s long-term investment program.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to various peers, including a group of industry peers ("Expense Group") and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Board considered the Fund’s performance and fees in light of the limitations inherent in the consulting firm’s methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems.The Board also considered the impact and inherent limitation on the comparisons due to the number of funds included in the Expense Group and Performance Universe. In this regard, the Board recognized that the number of leveraged closed-end funds pursuing similar strategies with the same investment classification and/or objective as the Fund has decreased over time. The Board also recognized the limitations inherent in comparing the Fund’s performance to a benchmark index due to the Fund’s use of leverage and pursuit of an investment strategy that is not tied directly to an index. The Board also recognized the inherent limitations in comparing performance of peer funds utilizing leverage in light of, among other things, the impacts due to the level and type of leverage utilized and when peer funds entered into their leverage arrangements (which can impact pricing and, therefore, cost and performance). The Board also considered the premium/discount levels at which peer funds traded along with the distribution rates and yields of those funds versus the Fund.
With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate- and long-term performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
The Performance Universe referenced in this section was identified by the consulting firm, as discussed above and the risk/return ratios referenced are the Sharpe and Information ratios provided by the consulting firm. In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which the Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered that, based on performance data for the periods ended March 31, 2024: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-year period and lower for the 3-, 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the first quintile for the 1-year period, the fifth quintile for the 3- and 5-year periods and the fourth quintile for the 10-year period.
The Board identified the Fund as having underperformed in certain of these comparisons to an extent, and/or over a period of time, that the Board felt warranted additional inquiry, and discussed with Management the Fund’s performance, potential reasons for the relative performance, and steps that Management had taken, or intended to take, to improve performance. The Board’s Closed-End Funds Committee also met with representatives of the portfolio managers of the Fund during the 12 months prior to voting on the contract renewal to discuss the Fund’s performance, distribution levels, and the use of leverage. The Board noted that the type, amount and term of the leverage are consistent with the portfolio managers’ preferences for the Fund’s investment strategy. The Board also took into account the impact the Fund’s leverage arrangements had on performance. The Board also considered Management’s responsiveness with respect to the relative performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance.  In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it can determine to approve the continuation of the Agreement notwithstanding the Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above.  The Board reviewed a comparison of the Fund’s management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences. The Board considered that only leveraged closed-end funds were considered for inclusion in the Expense Group presented for comparison with the Fund but also noted the challenges associated with making comparisons regarding expenses for leveraged closed-end funds. The Board took into account Management’s representations that relevant expenses would be difficult for the consulting firm to fully and accurately identify due to, among other things, differences in the type of leverage used and the way such leverage costs are reported. The Board also considered Management’s representations regarding the potential impact on expenses due to the time at which the funds in the Expense Group entered into their leverage arrangements and the funds’ fiscal year-ends (which determine the time period for which leverage costs are reported).  With this understanding, the Board also considered the impact of investment-related expenses (which include leverage expenses) and taxes on the total expenses of the Fund and the funds in the Expense Group that the consulting firm was able to identify. The Board also considered Management’s representations that there were certain characteristics of leverage that increased leverage expenses but provided benefits and value to stockholders that were not reflected in the Fund’s expense ratio. The Board also considered that, in comparison to certain other products managed by Management, including open-end funds, there are additional portfolio management challenges in managing closed-end funds such as the Fund, including those associated with less liquid holdings and the use of leverage.
The Board considered the Fund’s contractual management fee on managed assets (generally consisting of net assets plus leverage proceeds), as well as the actual management fee on managed assets as a percentage of assets attributable to common stockholders as compared to the Fund’s Expense Group.  The Board was aware of the additional expenses borne by common stockholders as a result of the Fund’s leveraged structure.  The Board took into account that Management has a financial incentive for the Fund to continue to use leverage, which may create a conflict of interest.  It also considered Management’s representation that it continues to believe the use of leverage is in the best interests of the Fund’s stockholders regardless of the level of compensation Management receives. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) on managed assets for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, actual management fee, and total expenses each ranked first out of four funds and total expenses excluding the investment-related expenses and taxes identified by the consulting firm ranked third out of four funds.
In determining to renew the Agreement, the Board took into account Management’s representations regarding the effect that the cost of leverage had on the Fund’s total expenses relative to its peers with different types and levels of leverage and noted Management’s efforts to ensure the Fund’s leverage arrangements were among the best available for a fund of its size and investment strategy and with its preferences regarding types and levels of leverage at the time the Fund entered into its leverage arrangements. In addition, the Board considered its Closed-End Fund Committee’s ongoing evaluation of the Fund, including the use of leverage and the specific leverage arrangements.
In concluding that the benefits accruing to Management by virtue of its relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated profit on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.)  The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In addition, the Board engaged an independent accounting firm the prior year  to review the profitability methodology utilized by Management when preparing this information and discussed with the accounting firm its conclusion that Management’s process for calculating and reporting its estimated profit was not unreasonable.
The Board further noted Management’s representation that its estimate of profitability is derived using a methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a closed-end fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on review, concluded that Management’s reported level of estimated profitability on the Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts, noting Management’s representation that there were no such separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such comparable funds and separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that to the extent the rates of fees paid by some such funds and separate accounts, except other Neuberger Berman registered funds, were lower than the fee rates paid by the Fund, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to sponsorship, and maintenance of the Fund.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund and noted that there is little expectation that closed-end funds will show significant economies of scale. The Board considered that, as a closed-end investment company, the Fund does not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may experience asset growth through investment performance and/or the increased use of leverage. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its stockholders.
Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and Fund stockholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management by virtue of its relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.
Notice to Stockholders
For the fiscal year ended October 31, 2024, the Fund designates $182,681 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as Qualified Dividend Income.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Internal Sales & Services
877.461.1899
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

H0650  12/24

(b) Not applicable.

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Absolute Return Multi-Manager Fund's Form N-CSR, Investment Company Act file number 811-21715 (filed January 6, 2025). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss and Deborah C. McLean.  Mr. Cosgrove, Ms. Goss and Ms. McLean are independent directors as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $52,000 and $44,200 for the fiscal years ended 2023 and 2024, respectively.
 (b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
 (c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $13,960 and $13,960 for the fiscal years ended 2023 and 2024, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2023 and 2024, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees
The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2023 and 2024, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $13,960 and $13,960 for the fiscal years ended 2023 and 2024, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.
(i) Not applicable.
(j) Not applicable.
Item 5. Audit Committee of Listed Registrants.
(a) The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), Deborah C. McLean, and Paul M. Nakasone.

(b) Not applicable to the Registrant.

Item 6. Investments.
(a) The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
(b) Not applicable.
Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Not applicable to closed-end investment companies.
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable to closed-end investment companies.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable to closed-end investment companies.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Not applicable to closed-end investment companies.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
See the section titled “Board Consideration of the Management Agreement,” in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
As of October 31, 2024, the Board has delegated to Neuberger Berman Investment Advisers LLC (“NBIA”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.
NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.
NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Item 13. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.
Steve S. Shigekawa is a Managing Director of NBIA. He has been a co-Portfolio Manager of the Registrant since 2008 and was an associate Portfolio Manager of the Registrant from 2005 to 2008. Prior to that, he was an analyst with the Firm covering REIT securities beginning in 2002.

Brian Jones, CFA, is a Managing Director of NBIA. He has been a co-Portfolio Manager of the Registrant since 2008. Prior to that, he was an Associate Portfolio Manager for separately managed accounts investing in REIT securities since 2007.
(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2024.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Steve S. Shigekawa
Registered Investment Companies*	2	$770	0	$0
Other Pooled Investment Vehicles**	6	$870	0	$0
Other Accounts***	19	$100	0	$0
Brian Jones
Registered Investment Companies*	2	$770	0	$0
Other Pooled Investment Vehicles**	6	$870	0	$0
Other Accounts***	19	$100	0	$0

*	Registered Investment Companies include: Mutual Funds.
**
A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.

***	Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest (as of October 31, 2024)
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund.  For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which the Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent the Fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the Fund to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the Funds may participate. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts or funds, including the Fund.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Fund or other funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman organization (the “Firm”) will seek access to material non-public information.  For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of the Firm’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that the Firm, including the Fund, may purchase or potentially limiting the ability of the Firm, including the Fund, to sell such securities or instruments. Similarly, where the Firm declines access to (or otherwise does not receive or share within the Firm) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, the Firm will endeavor to act fairly to its clients as a whole. The Firm reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.
NBIA and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation (as of October 31, 2024)
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of either (i) fixed (salary) and variable (discretionary bonus) compensation but is more heavily weighted on the variable portion of total compensation, (ii) on a production model, whereby formulaic compensation is paid from the team compensation pool on a fixed schedule (typically monthly) or (iii) a combination of salary, bonus and/or production compensation. Compensation is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The amount allocated to individual portfolio managers is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  The percentage of pre-tax revenue a Portfolio Manager receives pursuant to any such arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in Neuberger Berman’s equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. We currently offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation Plan.  Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

 (a)(4) Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2024.
Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Steve S. Shigekawa	A
Brian Jones	A
A = None B = $1-$10,000 C = $10,001 - $50,000 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = Over $1,000,000

(b) Not applicable.
Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 15.  Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which stockholders may recommend nominees to the Board.
Item 16. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund did not engage in any securities lending activity during its most recent fiscal year.
(b)	The Fund did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during its most recent fiscal year.
Item 18. Recovery of Erroneously Awarded Compensation.
Not applicable to the Registrant.

Item 19. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Absolute Return Multi-Manager Fund's Form N-CSR, Investment Company Act file number 811-21715 (filed January 6, 2025).
(a)(2)	Not applicable to the Registrant.
(a)(3)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(4)	Not applicable to the Registrant.
(a)(5)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman Real Estate Securities Income Fund Inc.
By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 6, 2025

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 6, 2025